                                                                    EXHIBIT 10.8


                                   AMGEN INC.
                                1885 33RD STREET
                                BOULDER, COLORADO

                                      LEASE

         THIS LEASE (this "Lease") is made as of the ___ day of July, 1998, by and between AMGEN INC., a Delaware corporation, as landlord ("Landlord"), whose address is One Amgen Center Drive, Thousand Oaks, California 91320, and the Tenant named in Section 1 below.

1.       BASIC PROVISIONS.

         a.   TENANT NAME

         b.   AND CONTACT PEOPLE:           Array BioPharma Inc.
                                            1885 33rd Street Building AC-1
                                            Boulder, Colorado 80301-2505
                                            Attn:  David Snitman

         c.   PREMISES:                     Amgen Building AC-1
                                            1885 33rd Street
                                            Boulder, CO 80301-2505

         d.   RENT:                         $41,173/mth., triple net

         e.   SECURITY DEPOSIT:             12 months rent (with
                                            decrease after one year
                                            pursuant to Section 6.a)

         f.   INITIAL TERM:                 Three years

         g.   COMMENCEMENT DATE:            July 15, 1998

         h.   LEASE EXTENSION OPTION:       One two-year option with rental
                                            increase

         i. TENANT'S SHARE OF INSURANCE, PARKING LOT MAINTENANCE, FIRE AND SPRINKLER PROTECTION SYSTEM MONITORING AND MAINTENANCE, LANDSCAPING CARE AND IRRIGATION: 15%

         j.   PERMITTED USE:                Industrial laboratory and accessory
                                            office use.

         k.   ADDITIONAL INFORMATION:
                                      ------------------------------------------

              ------------------------------------------------------------------

2.       LEASE GRANT.

         Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Premises as described on EXHIBIT A attached hereto, which is located at 1885 33rd Street, Boulder, Colorado, in Amgen Building AC-1 of the "Amgen Complex," which consists of Amgen Buildings AC-1, AC-2, AC-3 and AC-4.

3.       USE.

         a. Permitted Use. The premises may be used and occupied only for industrial laboratory and accessory office use and for no other purpose whatsoever.

         b. Uses Prohibited. Tenant shall not do anything which will increase the existing rate of any insurance upon the Amgen Complex, or cause a cancellation of such insurance. Tenant shall not do anything which will interfere with other tenants at the Amgen Complex. Tenant shall not use the Premises for any improper, immoral, unlawful or objectional purpose. Tenant shall not permit any nuisance about the Premises or the Amgen Complex. Tenant shall not commit any waste upon the Premises or the Amgen Complex.

         c. Compliance with Law. Tenant shall have sole responsibility to ensure that its use complies with all local land use regulations and zoning laws. Moreover, Tenant shall comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force (including without limitation, environmental laws) and with the requirements of any board of fire underwriters or other similar bodies now or hereafter constituted relating to the Premises.

4.       ACCEPTANCE OF PREMISES.

         a. Commencement Date. The "Commencement Date" of this Lease shall be July 15, 1998, or sooner, at Landlord's option.

         b. Acceptance of Premises. Prior to the Commencement Date, Landlord shall notify Tenant that the Premises are available for inspection. At such time, Tenant shall have the right to walk-through inspections of the Premises. When Tenant occupies the Premises, Tenant shall be deemed to have fully accepted the Premises in "as is" condition. Landlord and Landlord's agents hereby disclaim any express or implied representations, warranties or promises with respect to the physical condition of the Amgen Complex, the land upon which it is erected, the Premises, the suitability of the Premises for Tenant's intended purpose or use, or any other matter or thing affecting or related to the Premises except as herein expressly set forth.

5.       TERM; HOLDOVER.

         a. Term. The initial term of this Lease (the "Initial Term") shall commence on the Commencement Date and terminate at midnight on July 14, 2001, unless sooner terminated hereunder. Tenant may extend the Initial Term an additional two years under the terms set forth in Section 5.b. "Term" as used herein shall refer to the Initial Term and any extension thereof.

         b. Lease Extension Option. Tenant shall have the right, exercisable by delivery of written notice to Landlord not later than nine months prior to the end of the Initial Term (the "Expiration Date"), to extend the Term of this Lease for a further period of two years commencing on the first day after the Expiration Date and expiring two years thereafter ("Extension"). All terms and conditions of this Lease shall apply to the Extension which shall include all space then occupied under this Lease, except that the Rent shall be increased as set forth in EXHIBIT B, attached hereto and incorporated herein by reference, and there shall be no more extension options.

         c. Holdover. After the expiration of the Term, this Lease shall continue from month to month, if Tenant retains possession of the Premises, at the rent of 150% of the Rent due during the last month before expiration and otherwise on the same terms and conditions as herein provided, unless and until either Landlord or Tenant terminates this Lease by giving the other written notice at any time.

6.       RIGHT OF FIRST OPTION.

         Landlord hereby grants to Tenant a right of first option (the "Option") to lease any additional space adjacent to the Premises which becomes available for lease from time to time during the Term of this Lease. Landlord shall give notice ("Option Notice") to Tenant of the terms and conditions ("Landlord's Offer"), including the rental rate, upon which such space is available for lease. Tenant shall have ten days ("Option Exercise Period") after receipt of the Option Notice to accept or reject Landlord's Offer in writing. If Tenant has not accepted or rejected Landlord's Offer by the expiration of the Option Exercise Period, Landlord's Offer shall be deemed to be rejected by Tenant.

7.       SECURITY DEPOSIT.

         a. Terms of Deposit. Simultaneously with the execution of this Lease, Tenant shall pay to Landlord the sum of $494,076 to be held by Landlord as a security deposit to secure Tenant's faithful performance of all terms, conditions and covenants of this Lease, including without limitation the payment of all Rent and Additional Rent due hereunder. Such security deposit shall be in the form of a letter of credit or six-month certificate of deposit with a bank designated by Tenant satisfactory to Landlord. Such certificate of deposit shall be placed in the name of Landlord and shall automatically renew for additional six-month periods. Any and all interest earned thereon shall belong to Tenant. After the first year of this Lease and on condition that no defaults have occurred hereunder, the principal amount may be reduced to six months' rent or $247,038. Upon full performance of this Lease and subject to the provisions of Section 7.b, the security deposit and any uncollected interest earned thereon shall be refunded to Tenant.

         b. Use of Deposit. If at any time during the Term, Tenant shall be in default in the performance of any provision of this Lease, Landlord may (but shall not be required to) use the security deposit, or as much thereof as is reasonably necessary, in payment of any Rent, Additional Rent or other sums due under this Lease in default, in reimbursement of any expense incurred by Landlord on Tenant's behalf, including but not limited to repairs to or replacements on the Premises, or in payment of any damages incurred by Landlord by reason of default. In such event, Tenant shall, on written demand of Landlord, forthwith remit to Landlord a sufficient amount in cash to restore such deposit to its original amount. If the claims of Landlord exceed the deposit provided for herein, Tenant shall remain liable for the balance of such claims.

8.       RENT.

         Tenant shall pay to Landlord, without offset, deduction, notice or demand, rent ("Rent") for the Premises as follows:

         a. Rent. Tenant shall pay the monthly sum specified in the Rent Schedule shown on EXHIBIT B ("Rent"), in advance on or before the first day of each and every calendar month commencing as of August 1, 1998, during the Term hereof, except the first month's Rent shall be prorated and due and payable on or before July 15, 1998. Rent shall be paid to Landlord in lawful money of the United States of America at the following address:

                           Amgen Inc.
                           Attn: Candace Halloran, Accounting Operations One Amgen Center Drive
                           Thousand Oaks, California 91320

         or such place as Landlord may from time to time designate in writing.

         b. Additional Rent. Any costs that Tenant is required to pay, if paid by Landlord, shall become "Additional Rent" due under this Lease. Additional Rent shall be due to Landlord with the next installment of Rent due, or if no such installment is due, within 15 days following receipt by Tenant of a written invoice of such costs. Additional Rent may include, but is not limited to, all real property taxes for the Premises; assessments on the Premises; modifications requested by Tenant to any system used in the Amgen Complex that affect the Premises; costs of capital improvements, major structural repairs, boiler replacement and other capital replacements, and major roof repairs, provided that any Additional Rent for such items shall be amortized over the projected life of the improvement or repair; and Tenant's share of insurance, parking lot maintenance, fire and sprinkler protection system monitoring and maintenance, and landscaping care and irrigation. For example, if a boiler serving the Premises is replaced at the beginning of the second year of the Term, at a replacement cost of $200,000.00, and the boiler has a useful life of 20 years, Tenant's amortized share of the boiler replacement would be at a rate of $10,000.00 per year during the remaining Term. Landlord has disclosed to Tenant that real property taxes and assessments for the Premises for calendar year 1997 were $32,270, and the estimated real property taxes and assessments for calendar year 1998 are $32,270. For all purposes of this Lease, the term "Rent" shall be deemed to include Additional Rent.

         c. Personal Property Taxes. Tenant shall pay before delinquency any taxes upon Tenant's leasehold improvements, equipment, furniture, fixtures (including without limitation the Fixtures), and any other personal property located in the Premises. In the event any such personal property shall be assessed and taxed with the real property, Tenant shall pay to Landlord its share of such taxes within ten days after timely delivery to Tenant of a statement in writing setting forth the amount of such taxes applicable to Tenant's personal property.

         d. Late Charge. Tenant hereby acknowledges that late payment by Tenant to Landlord of Rent or other sums due hereunder will cause Landlord to incur costs which will be difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, attorneys' fees, and late charges which may be imposed upon Landlord by terms of any mortgage or trust deed encumbering the Amgen Complex. Accordingly, if any installment of Rent or any sum due from Tenant shall not be received by Landlord within five business days after said amount is due, Tenant shall pay to Landlord on demand a late charge of five percent of such overdue amount. Any Rent or sums due from Tenant which are more than one month delinquent shall bear interest at the rate of 18 percent per annum from the due date. Tenant shall pay any attorneys' fees incurred by Landlord by reason of Tenant's failure to pay such amounts. Tenant shall pay on demand $25 for any check returned for insufficient funds. All such charges shall also be deemed to be Rent hereunder.

9.       MAINTENANCE, UTILITIES AND SECURITY.

         a. Landlord's Maintenance Obligations. Landlord shall maintain the parking lot, landscaping and structural portions of the Premises, including the exterior walls and roof, unless such repairs are caused by the act or omission of any duty of Tenant, its agents, servants, employees, invitees, subtenants, licensees, assignees or trespassers, in which case Tenant shall pay to Landlord the actual cost of such maintenance and repairs. Landlord shall be responsible for replacement of boilers and mechanical, electrical, elevator and HVAC systems, subject to the provisions of Section 8(b) of this Lease. Landlord shall also be responsible for monitoring and maintenance of the fire monitoring system and sprinkler protection system, provided that Tenant shall pay as Additional Rent 15 percent of all costs associated with such monitoring and maintenance. There shall be no abatement of Rent and no liability of Landlord by reason of any reasonable injury to or reasonable interference with Tenant's business arising from the making of any necessary repairs, alterations or improvements. Tenant waives the right to make repairs at Landlord's expense under any law, statute or ordinance now or hereafter in effect. Landlord agrees to promptly and diligently perform any such maintenance and repair for which it is responsible.

         b. Tenant's Obligations. Tenant shall establish contracts with reputable contractor(s) for scheduled preventative maintenance and repair on building-specific boilers and mechanical, electrical, elevator and HVAC systems. It shall be Tenant's obligation to keep in good order, condition and repair all portions of the Premises that are not the obligation of Landlord. In addition, Tenant is responsible for monitoring and maintenance of the fire extinguishers on the Premises, including but not limited to conducting periodic fire safety inspections to ensure that the Premises complies with all local laws, codes and regulations. Tenant shall contract and pay for all water, gas, sewer charges, electricity, telephone service, pest control, trash removal and all other services and utilities supplied to the Premises, together with any taxes thereon. All telecommunications services (voice and data) desired by Tenant shall be obtained at Tenant's sole cost and risk from providers authorized by Landlord and the appropriate governmental authorities to provide such services to the Amgen Complex. Landlord agrees to provide consultative assistance to Tenant, where necessary, in the installation of such telecommunications services, but in no event shall Landlord have any liability or obligation to Tenant in connection with the failure of such telecommunications services or any interruption therein or interference therewith (even if caused by the negligent acts or omissions of Landlord, its agents, contractors, and employees) and Tenant waives and releases all claims therefor, whether now existing or hereafter arising. Furthermore, Landlord shall have no obligation of any kind or character with respect to the maintenance or operation of any such telecommunications system, irrespective of the points of demarcation therein and will coordinate access for the appropriate telecommunications carrier to the point of demarcation which is located outside of the Premises with a minimum of one hour's notice during normal business hours and a minimum of four hours' notice outside of normal business hours. In no event shall Tenant use or install in the Premises any wireless communications equipment (other than the use of cellular telephones) without the prior written consent of Landlord. Tenant shall not alter, modify, remove or add any voice and/or data cable to the Premises or the Amgen Complex without prior written consent of Landlord. Tenant shall provide Landlord with its plan for such facilities and will secure its own telecommunication demarcation point within a reasonable time. No entrance facilities services installed, purchased or owned by Tenant shall pass through or terminate within the Amgen Complex except within the Premises.

         c. Building Management System. Landlord shall have no obligation to supply utility service to the Premises. Notwithstanding the foregoing, Landlord's building management system for the Amgen Complex (the "BMS") is currently programmed to regulate and control certain utilities supplied to the Premises. Therefore, Landlord agrees, as an accommodation to Tenant, to continue to operate the BMS for the Premises so long as Landlord occupies any portion of the Amgen Complex and Tenant's needs can be reasonably accommodated through the BMS, provided that Landlord will give three months' notice to Tenant prior to discontinuing operation of the BMS and Tenant may elect to continue to operate the BMS for the Premises (at Tenant's sole cost and expense, including the cost of modifications required to make the BMS control only the Premises) or to install a new system at Tenant's cost. Tenant agrees to designate an employee who will be Landlord's contact for BMS matters. In the event Tenant desires to make substantial modifications to the BMS, or to make other arrangements for its utility management, Tenant shall first obtain the written approval of Landlord, and shall make such changes at Tenant's sole cost and expense.

                  Because the BMS services are being provided solely as an accommodation to Tenant, and not as an obligation of Landlord, Landlord shall not be deemed to be in default under this Lease for any reason whatsoever relating to the BMS, including without limitation, breach of quiet enjoyment, damage to property or injury to persons. Moreover, Tenant hereby waives and releases all claims against Landlord for any loss, liability or injury that arises out of or is incurred in connection with the BMS or Landlord's operation thereof.

         d. Security. Landlord will provide Tenant with key locks for all entry doors. Notwithstanding the foregoing, Tenant will be responsible for providing security on the Premises and adjacent areas, including but not limited to the sidewalks and parking areas.

10.      TENANT REPAIRS AND ALTERATIONS.

         a. Repairs; Surrender. Tenant shall, at Tenant's sole cost and expense, keep the Premises and every part thereof in good condition and repair. Subject to the provisions of EXHIBIT C, Tenant shall, upon the expiration or sooner termination of this Lease, surrender the Premises, together with all Fixtures appurtenant thereto as described in EXHIBIT A, to Landlord in good and operating condition, broom clean, ordinary wear and tear excepted. Tenant shall not be obligated to make structural repairs or repairs necessitated by fire or other casualty. Notwithstanding the foregoing, all damage to the Premises, the Fixtures or to any other part of the Amgen Complex caused by carelessness, omission, neglect or improper conduct of Tenant, its employees, agents, subtenants, assignees, invitees or trespassers shall be repaired promptly by Tenant at its sole cost and expense, to the reasonable satisfaction of Landlord.

         b. Signage. Tenant shall seek the prior written consent of Landlord, such consent not to be unreasonably withheld, before installing any decals or signage on or about the Premises. All decals and signage approved under this
Section 10 shall be removed from the Premises at the termination of the Lease.

         c. Alterations and Modifications. Tenant shall not make any alterations, additions or improvements to the Premises without the prior written consent of Landlord. Plans and specifications for any desired building or facility modifications must be submitted to and approved by Landlord prior to implementation by Tenant. The cost of any modifications requested by Tenant to systems used in the Amgen Complex that affect the Premises, including but not limited to the fire monitoring system, sprinkler protection system and BMS, if any, shall be charged to Tenant as Additional Rent. No Fixtures shall be removed from the Premises or modified in any respect without the prior written consent of Landlord. Consent or approval of Landlord, where required for actions by Tenant in this paragraph, shall not be unreasonably withheld. Tenant shall keep posted on the Premises, and shall personally serve upon contractors and subcontractors, a notice stating that Landlord's interest in the Amgen Complex shall not be subject to any lien for Tenant's work. Tenant shall provide Landlord with certificates evidencing that all contractors and subcontractors have adequate workman's compensation insurance and builder's risk insurance satisfactory to Landlord. Any such work including wall covering, paneling and built-in cabinet work, but excepting movable furniture and trade fixtures, shall at once become a part of the realty and belong to Landlord and shall be surrendered with the Premises. Upon the expiration of the Term hereof (the "Expiration Date"), Tenant shall, if requested by Landlord, within five days after the Expiration Date, at Tenant's sole cost and expense, remove any alterations, additions, or improvements made by Tenant, and Tenant shall, at its sole cost and expense, repair any damage to the Premises caused by such removal. If Tenant fails to remove any such alterations, additions or improvements, Landlord may remove same at Tenant's sole cost and expense. Tenant shall also remove all furnishings, equipment, trade fixtures and other removable equipment, except those Fixtures described on EXHIBIT A, within five days after the Expiration Date. If Tenant fails to remove such property, then Tenant hereby grants to Landlord the option, exercisable at any time thereafter without the requirements of any notice to Tenant, (i) to treat such property, or any portion thereof, as being abandoned by Tenant to Landlord, whereupon Landlord shall be deemed to have full rights of ownership thereof; (ii) to elect to remove and store such property, or any portion thereof, on Tenant's behalf (but without assuming any liability to any person) and at Tenant's sole cost and expense, with reimbursement therefor to be made to Landlord upon demand; and/or (iii) to sell, give away, donate or dispose of as trash or refuse any or all of such property without any responsibility to deliver to Tenant any proceeds therefrom.

         d. Mechanics' and Materialmen's Liens. Tenant shall have no authority or power, express or implied, to create or cause any mechanic's or materialmen's lien, charge or encumbrance of any kind against the Premises or the Amgen Complex or any portion thereof. Tenant shall promptly cause any such liens which have arisen by reason of any work or materials claimed to have been provided to or undertaken by or through Tenant to be released by payment, bonding or otherwise within thirty days after request by Landlord, and Tenant shall indemnify Landlord against losses arising out of any such claim. In addition, Tenant shall give such notices and shall cause the Premises to be posted in accordance with Colorado Revised Statutes 38-22-105, as such may be amended from time to time, prior to the commencement of any work on the Premises, whether or not Landlord has consented to such work. Tenant's indemnification of Landlord contained in this Section 10(c) shall survive the expiration or earlier termination of this Lease.

11.      INDEMNITY.

         Tenant shall indemnify, defend (with counsel satisfactory to Landlord) and hold harmless Landlord and its partners, affiliates, officers, directors, shareholders, lenders, employees, agents, successors and assigns ("Indemnities") from and against any and all liabilities, claims, fines, penalties, costs, damages or injuries to persons, damages to property, losses, liens, causes of action, suits, judgments and expenses (including without limitation, consultants' and attorneys' fees) of any nature, kind or description of any person or entity directly or indirectly arising out of, caused by or resulting from (in whole or in part) (i) Tenant's construction of or use, occupancy or enjoyment of the Premises; (ii) any activity, work or things done, permitted or suffered by Tenant and its agents or employees in or about the Premises; or
(iii) any breach or default on Tenant's part under the covenants, terms and conditions of this Lease, or any act, omission, willful misconduct or negligence of Tenant, or any officer, agent, employee, guest, licensee or invitee of Tenant; even if such liabilities are caused solely or in part by the ordinary negligence of Landlord or any other Indemnitee, but not to the extent that such liabilities are caused by the gross negligence or willful misconduct of Landlord or any other Indemnitee. Tenant waives all claims in respect of any of the foregoing liabilities against Landlord. Tenant shall give prompt notice to Landlord in case of casualty or accidents in the Premises. In the event of failure by Tenant to fully perform hereunder, Landlord may at its option and without relieving Tenant of its obligations hereunder, so perform, but all costs and expenses so incurred by Landlord in such event shall be reimbursed by Tenant to Landlord.

12.      HAZARDOUS MATERIALS; HYDROGEN.

         a. Hazardous Material. Except as set forth on EXHIBIT C attached hereto and incorporated herein by reference, Tenant shall not use, generate, manufacture, produce, store, release, discharge, or dispose of, on, in, under or about the Premises, or transport to or from the Premises, any Hazardous Material (as defined in EXHIBIT C) or allow its agents, employees, contractors, licensees, invitees or any other person or entity (collectively, "Tenant's Agents") to do so. The schedule of Hazardous Materials attached to EXHIBIT C may be amended from time to time as evidenced by the initials of both Landlord and Tenant, showing the date of the amended schedule.

         b. Use of Hydrogen. Tenant shall not cause or permit hydrogen to be used in any location on the Premises except for the room now designated as Room 223 (the "Hydrogen Lab").

         c. Disposal of Waste. Tenant shall comply with all federal, state and local laws, orders, rules and regulations in disposing of its waste products. Notwithstanding the foregoing, no Hazardous Materials may be released, discharged or disposed of at the Premises, including into the water or sanitary sewer system servicing the Premises. Tenant shall cause any and all Hazardous Materials to be removed from the Premises, and to be removed and transported solely by duly licensed handlers to duly licensed facilities for final disposal of such materials and wastes.

13.      INSURANCE.

         Tenant shall, at Tenant's expense, maintain during the Term of this Lease the following insurance:

         a. Commercial general liability, bodily injury and property damage comprehensive coverage insuring against injury, death or property damage, with a combined single limit coverage of not less than $3,000,000.00, and with a maximum deductible of not more than

$10,000.00, which shall include a provision for contractual liability coverage insuring Tenant for the performance of its indemnity obligations set forth in this Lease.

         b. All risk personal property insurance for the full replacement value of all fixtures, equipment, furniture and inventory on the Premises.

         c. All risk property insurance covering Building AC-1 for the full replacement value of Building AC-1 and all fixtures attached thereto.

         d. Worker's compensation insurance to the statutory limit and employer's liability insurance to the limit of $500,000.00 per occurrence.

Insurance required hereunder shall be provided by companies with a Best's Insurance Guide Rating of "A" or better. Tenant shall deliver to Landlord copies of insurance policies required herein or certificates evidencing the existence and amounts of such insurance with loss payable clauses satisfactory to Landlord prior to occupancy of the Premises, and shall provide to Landlord copies of all renewals thereof. No policy shall be cancelable or subject to material change or reduction of coverage without 60 days' prior written notice to Landlord, and the certificate shall so state. All such policies shall be written as primary policies not contributing with and not in excess of coverage which Landlord may carry. Landlord shall be named as an additional insured on all policies required herein. Landlord shall not be responsible for, and Tenant releases and discharges Landlord from, and Tenant further waives any right of recovery from Landlord for, any loss from business interruption or loss of use of the Premises suffered by Tenant in connection with Tenant's use or occupancy of the Premises, even if such loss is caused solely or in part by the negligence of Landlord.

14.      SUBROGATION.

         As long as their respective insurers so permit, Landlord and Tenant hereby mutually waive their respective rights of recovery against each other for any loss or damage to property insured by fire, extended coverage or any other property insurance policies existing for the benefit of the respective parties. The foregoing waiver shall be in force only if both parties' insurance policies contain a clause providing that such a waiver shall not invalidate the insurance and such a policy can be obtained without additional premiums.

15.      PARKING.

         Landlord reserves the right, with reasonable notice to Tenant, to change the entrances, exits, traffic lanes and the boundaries and locations of parking areas for the Amgen Complex. Based on a pro rata allocation, Tenant is permitted to use up to 40 parking spaces in the general parking area. Such spaces shall be designated by Landlord.

16.      LIMITED LIABILITY.

         Landlord shall not be liable for any loss or damage resulting from (a) fire, explosion, falling plaster, steam, gas, electricity, water or rain; (b) the pipes, appliances or plumbing works in the Amgen Complex; (c) the roof, street, subsurface; (d) any variation or interruption of utility services; (e) theft; or (f) any other cause whatsoever, unless due to the gross negligence of Landlord. Tenant shall look solely to the Premises for the recovery of any judgment against Landlord. Landlord and its shareholders, directors and officers shall not be personally liable for any judgment.

17.      ASSIGNMENT AND SUBLETTING.

         Tenant shall not assign this Lease or sublet any part of the Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld. Any attempted assignment or subletting without Landlord's prior written consent shall be wholly void and shall constitute a breach of this Lease. Acceptance of Rent by Landlord from anyone other than Tenant shall not be construed as a release of Tenant from any obligation or liability under this Lease. The consent of Landlord to an assignment or underletting shall not be construed to relieve Tenant from obtaining the written consent of Landlord to any further assignment or underletting. If any rents or other sums received by Tenant under any approved sublease are in excess of the Rent payable by Tenant under this Lease (prorated for a sublease of less than 100% of the Premises), or if any additional consideration is paid to Tenant by any assignee under any assignment, then 50% of such excess Rents under any sublease or such additional consideration under any assignment shall be paid by Tenant to Landlord as Additional Rent hereunder within ten days after Tenant receives the same.

18.      DAMAGE BY CASUALTY.

         a. Subject to Sections 10 (a), 18 (b) and (c), in the event the Premises is damaged by fire or other casualty, Landlord shall repair such damage promptly and diligently. This Lease shall remain in full force and effect.

         b. If the damage to the Premises exceeds 50% of its value in Landlord's reasonable determination, or if the damage is so extensive that Landlord shall decide in its sole discretion to demolish it, then Landlord may elect to terminate this Lease by delivering written notice to Tenant within 30 days following such fire or other casualty.

         c. Landlord shall not be required to make any repairs or replacements of any leasehold improvements, fixtures, or other personal property of Tenant.

19.      EMINENT DOMAIN AND CONDEMNATION.

         a. If such portion of the Premises as shall be reasonably required for the conduct of Tenant's business shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain, either party hereto shall have the right, at its option, within 60 days after notice of said taking, to terminate this Lease upon 30 days' written notice or the date of the taking, whichever occurs first. In case of a taking of part of the Premises which leaves the remainder of the Premises reasonably satisfactory for the continued conduct of Tenant's business, Landlord shall restore the Premises to comparable condition, to the extent possible, and Rent shall be equitably reduced based on any reduction in floor area of the Premises.

         b. In the event of any taking, Landlord shall be entitled to any and all awards and/or settlements which may be given and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease. Tenant shall have the right to claim from the condemning authority a separate award for damage to Tenant's business, a claim for fixtures and furnishings and relocation expenses.

20.      ENTRY BY LANDLORD.

         Landlord reserves the right, with 24-hour advance notice given during normal business hours, to enter the Premises during normal business hours to access the BMS equipment room on the second floor of the Premises, to inspect the Premises, to submit the Premises to prospective purchasers, lenders or tenants, to post notices of non-responsibility, to post notices of Tenant's failure to comply with this Lease, or to repair the Premises, without abatement of Rent, and may for that purpose erect scaffolding and other necessary structures where reasonably required; provided that the entrance to the Premises shall not be unreasonably blocked. Tenant hereby waives any claim for damages to Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. Landlord shall retain a key to the Premises, excluding Tenant's vaults, safes and files, and Landlord may open said doors in an emergency, without any notice or liability to Tenant except for failure to exercise due care for Tenant's property. Any entry to the Premises by Landlord shall not be construed to be a forcible or unlawful entry into the Premises, or an eviction of Tenant from the Premises.

21.      DEFAULT BY TENANT.

         a. Event of Default Defined. The occurrence of any one or more of the following events shall constitute a default and breach of this Lease by Tenant:

                  i. The failure by Tenant to make any payment of Rent or any other payment required to be made by Tenant hereunder, as and when due.

                  ii. The failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease (excluding any monetary payment) to be observed or performed by Tenant.

                  iii. The making by Tenant of any general assignment for the benefit of creditors; or the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt, or a petition of reorganization under any law relating to bankruptcy unless, in the case of a petition filed against Tenant, the same is dismissed within 60 days; or the appointment of a trustee or a receiver to take possession of substantially all of Tenant's assets located at the Premises or of

Tenant's interest in this Lease, where possession is not restored to Tenant within 30 days; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises, or of Tenant's interest in this Lease, where such seizure is not discharged within 30 days.

                  Tenant shall have an opportunity to cure a default under subsection (a)(ii) above for a period of five business days after the due date for such payment. Tenant shall have an opportunity to cure a default under subsection (a)(iii) above for a period of 30 days after written notice by Landlord to Tenant; provided that if the nature of Tenant's default is such that more than 30 days is reasonably required for its cure, then Tenant must commence such cure within said 30-day period and thereafter diligently prosecute such cure to completion.

         b. Remedies. In the event of any such default or breach by Tenant, Landlord may at any time thereafter, in its sole discretion, with or without notice or demand and without limiting Landlord in the exercise of a right or remedy which Landlord may have by reason of such default or breach:

                  i. Reenter and attempt to relet or take possession pursuant to legal proceedings and remove all persons and property from the Premises. In such event, Landlord may from time to time make such alterations and repairs as may be necessary in order to relet the Premises or any part thereof for such term (which may be for a term extending beyond the term of this Lease) and at such Rental and upon such other terms and conditions as Landlord in its sole discretion may deem advisable. Upon each such reletting, all rentals received by Landlord from such reletting shall be applied: first, to the payment of any costs and expenses of such reletting, including reasonable alterations and improvements to the Premises, reasonable brokerage fees and reasonable attorneys' fees; second, the payment of any indebtedness other than Rent due hereunder from Tenant to Landlord; third, the payment of Rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied to payment of future Rent as the same may become due and payable hereunder. If such Rentals received from such reletting during any month are less than that to be paid during that month by Tenant hereunder, Tenant shall pay any cash deficiency to Landlord. Such deficiency shall be calculated and paid monthly. No such reentry or taking possession of the Premises by Landlord shall be construed as an election on its part to terminate this Lease unless a notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect in writing to terminate this Lease for such previous breach.

                  ii. Terminate this Lease, in which case Tenant shall immediately surrender possession. In addition to any other remedies which Landlord may have, it shall have the right to recover from Tenant (a) as liquidated damages for loss of bargain, and not as a penalty, an amount equal to the aggregate amount of Rent and other charges equivalent to Rent reserved in this Lease for the remainder of the Term, above the reasonable rental value of the Premises; and (b) all other damages and expenses, including reasonable attorneys' fees and the cost of recovering the Premises, that Landlord has sustained because of Tenant's default. Tenant shall pay upon demand all Landlord's costs, charges and expenses, including fees of counsel, whether or not suit is filed, incurred in connection with the recovery under this Lease or for any relief against Tenant.

22.      DEFAULT BY LANDLORD.

         Landlord shall not be in default unless Landlord fails to perform its obligations within a reasonable time, but in no event later than 30 days after written notice by Tenant to Landlord; provided that if the nature of Landlord's obligation is such that more than 30 days are required for performance, then Landlord shall not be in default if Landlord commences performance within such 30-day period and thereafter diligently prosecutes the same to completion. Tenant shall have the right to terminate this Lease as a result of default caused by Landlord's intentional wrongdoing or gross negligence if such default is not cured in accordance with the preceding sentence.

23.      SUBORDINATION AND ATTORNMENT.

         This Lease is subordinate to any mortgage or deed of trust now or hereafter placed on the Premises and to any renewal, modification, consolidation, replacement or extension of such mortgage or deed of trust. This clause shall be self-operative, and no further instrument of subordination shall be required. Within five days after written request by Landlord, Tenant shall execute any documents which may be necessary or desirable to effectuate the subordination of this Lease. In the event such documentation is not so delivered by Tenant or required herein, Landlord shall have the right to deliver such documentation on Tenant's behalf, and Tenant designates Landlord as its attorney-in-fact in providing such statement.

24.      BROKERS.

         Tenant warrants that it has had no dealings with any real estate broker or agents in connection with the negotiation of this Lease.

25.      NOTICE.

         All notices shall be in writing sent by either (i) nationally recognized overnight courier, (ii) certified mail, postage prepaid, return receipt requested, or (iii) by facsimile; addressed as set forth below, or to such other place as either party may designate by notice:

              To Landlord at:           Amgen Inc.
                                        One Amgen Center Drive
                                        Thousand Oaks, California  91320
                                        Attn:    Manager Corporate Real Estate
                                        Facsimile No.: (805) 447-6945

              With Copy to:             Amgen Inc.
                                        One Amgen Center Drive
                                        Thousand Oaks, California 91320
                                        Attn:    John O'Connor, Esq.
                                        Facsimile No.: (805) 499-8011

              To Tenant at:             Array BioPharma Inc.
                                        1885 33rd Street Building AC-1
                                        Boulder, Colorado 80301-2505
                                        Attn:    David Snitman
                                        Facsimile No.:
                                                       -----------------

Notice shall be deemed given upon posting of same with the overnight courier service or in an official depository of the United States Postal Service or upon completed transmission of same by facsimile machine, provided that no notice of either party's change of address shall be effective until 15 days after the addressee's actual receipt thereof.

For matters relating solely to the facilities located on the Premises, Tenant should first contact Andy Graziano of Amgen, at telephone number 401-2834.

26.      ESTOPPEL STATEMENT.

         Tenant shall execute, acknowledge and deliver to Landlord, within five business days after receipt of Landlord's written request therefor, a statement in writing (a) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified is in full force and effect); (b) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of the Landlord hereunder, or specifying such defaults if any are claimed; and (c) setting forth the date of commencement and expiration of the Term hereof. Any such statement may be relied upon by the prospective purchaser or encumbrancer of the Premises or the Amgen Complex. In the event such statement is not so delivered by Tenant as required herein, Landlord shall have the right to deliver such statement on behalf of Tenant, and Tenant designates Landlord as its attorney-in-fact in providing such statement.

27.      GENERAL PROVISIONS.

         a. The waiver by Landlord of any term, covenant or condition herein contained shall not be deemed to be a waiver of any subsequent breach. The acceptance of Rent shall not be deemed to be waiver of any default by Tenant.

         b. The headings to the section of this Lease shall have no effect upon the construction or interpretation of any part hereof.

         c. Time is of the essence.

         d. The covenants and conditions herein contained bind the heirs, successors, executors, administrators and permitted assigns of the parties hereto.

         e. Neither Landlord nor Tenant shall record this Lease.

         f. Upon Tenant's paying the Rent reserved hereunder and observing and performing all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire Term hereof, subject to all the provisions of this Lease.

         g. No remedy or election hereunder shall be deemed exclusive but shall, whenever possible, be cumulative with all other remedies at law or in equity.

         h. This Lease shall be governed by the laws of the State of Colorado.

         i. Anything to the contrary herein notwithstanding, in the event of any litigation or arbitration between Landlord and Tenant arising out of this Lease, the court or arbitrator shall award to the prevailing party all reasonable costs and expenses, including costs of investigation, settlement, expert witnesses and reasonable attorneys' fees and disbursements.

         j. In the event of any sale of the Premises or the Amgen Complex by Landlord, Landlord shall be relieved of all liability hereunder occurring thereafter. The purchaser shall be deemed to have assumed and agreed to carry out any and all of the covenants and obligations of the Landlord under this Lease. As a condition to any sale of the Premises by Landlord, Landlord shall cause the purchaser at or prior to the closing of such sale, to enter into a Non-disturbance and Attornment Agreement with Tenant, in substantially the same form attached hereto as EXHIBIT D .

         k. This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreements or understandings pertaining to any such matters shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest.

         l. This Lease and the obligations of the Tenant hereunder shall not be affected or impaired because the Landlord is unable to fulfill any of its obligations hereunder or is delayed in doing so, if such inability or delay is caused by reason of strike, labor troubles, extreme weather conditions or acts of nature, or any other cause beyond the reasonable control of the Landlord.

         m. Any provision of this Lease which shall prove to be invalid, void, or illegal shall in no way affect, impair or invalidate any other provision hereof and such other provision shall remain in full force and effect.

         n. Tenant shall provide its most recent financial statement to Landlord within 15 days of request.

         o. Each person(s) signing this Lease as an officer of Tenant represents to Landlord that such person(s) is/are authorized to execute this Lease without the necessity of obtaining any other signature of any other officer or partner, that the execution of this Lease has been authorized by the board of directors of the corporation and that this Lease is fully binding on Tenant. Landlord reserves the right to request evidence of the approval of this Lease and authorization of Tenant's signatories to bind Tenant, which evidence shall be satisfactory in form and content to Landlord and its counsel. Tenant hereby represents to Landlord that Tenant is duly incorporated, and in good standing in the State of Delaware, and that Tenant is not a subsidiary of any other entity.

         p. This Lease may be executed in one or more counterparts, each of which will be deemed an original, and all of which together will constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the date first above written.

LANDLORD:                                    TENANT:

AMGEN INC.,                                  ARRAY BIOPHARMA INC.,
a Delaware corporation                       a Delaware corporation


By:      /s/                                 By:     /s/ DAVID SNITMAN
         ---------------------------                 ---------------------------
Its:     Chief Financial Officer             Its:    Chief Operating Officer
         ---------------------------                 ---------------------------


         By:                                         By:
             -----------------------                     -----------------------
                   [TITLE]                                      [TITLE]

                                    EXHIBIT A
                                TO LEASE BETWEEN
                                   AMGEN INC.
                                       AND
                              ARRAY BIOPHARMA INC.

                             DESCRIPTION OF PREMISES


Building:      Amgen Building AC-1 with the address of 1885 33rd Street,
               Boulder, Colorado

Fixtures:      Those fixtures attached to the Premises as of the Commencement
               Date.

Parking: Those spaces designated for Tenant's parking pursuant to Section 15 of this Lease.

                                    EXHIBIT B
                                TO LEASE BETWEEN
                                   AMGEN INC.
                                       AND
                              ARRAY BIOPHARMA INC.


                                  RENT SCHEDULE

A.       INITIAL TERM RENT

                                     Square          Rate per            Annual               Monthly
         Period                       Feet           Sq. Foot           Base Rent            Base Rent
         ------                     --------         --------           ---------            ---------
7/15/98 - 7/14/01                   22,458            $22/yr.            $494,076            $41,173

B.       EXTENSION TERM RENT

Rent for each additional year shall be adjusted in accordance with the percentage change in the Denver-Boulder Consumer Price Index for All Urban Consumers from the most recent twelve-month period (the sum of the last two published semiannual reports as of 7/15/01 and 7/15/02 respectively) over the prior twelve-month period; provided, however, that there shall be no negative adjustment. Notwithstanding the foregoing sentence, any annual Rent increase will be subject to a 3% minimum adjustment and a 5% maximum adjustment per year.

                                    EXHIBIT C
                                TO LEASE BETWEEN
                                   AMGEN INC.
                                       AND
                              ARRAY BIOPHARMA INC.

                               HAZARDOUS MATERIALS

1.       USE

         In addition to the provisions set forth in Section 12 of the Lease, the following terms and conditions shall apply:

         1.1 Permitted Hazardous Materials. Notwithstanding the provisions of Section 12 of the Lease, Tenant shall be permitted to use and store in, and transport to and from, the Premises, Hazardous Materials so long as: (a) each of the Hazardous Materials is used or stored in, or transported to and from, the Premises only to the extent necessary for Tenant's operation of its business at the Premises; and (b) the conditions set forth in 1.3 through 1.8 hereof are strictly complied with. The right to use and store in, and transport to and from, the Premises the Hazardous Materials is personal to Tenant and may not be assigned or otherwise transferred by Tenant without the prior written consent of Landlord, which consent may be withheld in Landlord's sole discretion. Landlord agrees that it will not disclose and will hold in confidence any and all of the information contained in the Documents and Plans (as defined below), and other matters of a confidential nature brought to Landlord's attention as being confidential during the Term of this Lease, whether in written or oral form.

         1.2 Compliance with Environmental Laws. Tenant shall comply with and shall cause Tenant's Agents to comply with, and shall keep and maintain the Premises and cause Tenant's Agents to keep and maintain the Premises, in compliance with all Environmental Laws (as defined in Section 1.8 below). Neither Tenant nor Tenant's Agents shall violate, or cause or permit the Premises to be in violation of, any Environmental Laws.

                  Tenant shall, at its own expense and prior to Tenant's use and occupancy of the Premises, procure, maintain in effect and comply with all conditions of any and all permits, licenses and other governmental and regulatory approvals required for Tenant's use of the Premises.

                  Tenant agrees to provide Landlord with: (a) a copy of any Hazardous Material management plan or similar document required by any federal, state or local governmental or regulatory authority to be submitted by Tenant; (b) copies of all permits, licenses and other governmental and regulatory approvals with respect to the use of Hazardous Materials, including without limitation Tenant's identification number from the Environmental Protection Agency; (c) copies of hazardous waste manifests reflecting the legal and proper disposal of all Hazardous Materials removed from the Premises; and (d) copies of all reports, studies and written results of tests or inspections concerning the Premises with respect to Hazardous Materials, including, without limitation, the "Plans" hereinafter defined (collectively "Documents"). Tenant shall deliver all Documents to Landlord promptly following the earlier of (i) Tenant's submission of such Documents to the requesting governmental agency, or (ii) Tenant's receipt of such Documents (Tenant hereby agreeing that it shall exercise diligent efforts to expeditiously obtain copies of any such Documents known by Tenant to exist).

         1.3 Routine Monitoring and Delivery of Plans. Upon commencing any activity involving Hazardous Materials on the Premises, and continuing thereafter throughout the Term of this Lease, Tenant shall initiate and maintain the following systems to ensure the routine monitoring of the levels of Hazardous Materials which may be present on, under or about the Premises or properties adjoining or in the vicinity of the Premises as the result of the activities of Tenant or Tenant's Agents and to ensure continued compliance with the procedures and regulations concerning the handling, storage, use and disposal of Hazardous Materials set forth in the following (collectively, "Plans"): (a) each permit, license or other governmental or regulatory approval with respect to the use of Hazardous Materials, (b) each Hazardous Materials management plan or similar document required by any federal, state, or local governmental or regulatory entity, (c) each plan for handling and disposing of Hazardous Materials necessary to comply with Environmental Laws prepared by or on behalf of Tenant or Tenant's Agents (whether or not required to be submitted to a governmental agency). Copies of the Plans shall be appended from time to time throughout the Term of this Lease as such Plans are developed, as Attachment 1 hereto attached to this Exhibit C.

         1.4 Notice to Landlord. Tenant shall give prompt written notice to Landlord of:

                  (a) any proceeding or inquiry by, notice from, or order of any governmental authority with respect to the presence of any Hazardous Material on, under or about the Premises or the migration thereof from or to other property;

                  (b) all claims made or threatened by any third party against Tenant or the Premises relating to any loss or injury resulting from any Hazardous Materials;

                  (c) any significant spill, release, discharge or disposal (other than routine off-site disposal) of Hazardous Materials that occurs with respect to the Premises or operations at the Premises by Tenant or Tenant's Agents;

                  (d) all materials of which Tenant is required to give notice pursuant to any Environmental Laws; and

                  (e) Tenant's discovery of any occurrence or condition on, under or about the Premises or any real property adjoining or in the vicinity of the Premises that could cause the Premises to be subject to any restrictions on the ownership, occupancy, transferability or use of the Premises under any Environmental Laws.

                  1.4.1 Landlord's Right to Inspect. If Landlord has reason to believe that Tenant is not in compliance with the material terms of this Exhibit C, in addition to Landlord's other rights and remedies pursuant to this Lease, Landlord and its representative shall have the right, upon five days' written notice, to enter the Premises and to: (i) conduct appropriate testing, monitoring and analysis for Hazardous Materials; (ii) review any documents, materials, inventory, financial data or notices or correspondence to or from private parties or governmental or regulatory authorities in connection therewith; and (iii) review all storage, use, transportation and disposal facilities and procedures associated with the storage, use, transportation and disposal of Hazardous Materials (collectively, "Inspection"). In the event that Landlord prepares a written report of its inspection, it agrees to provide Tenant a copy thereof, on condition that Tenant shall have no right whatsoever to rely upon any information contained in any such report for any purpose of Tenant.

         1.5 Landlord's Right to Participate. Landlord shall have the right to join and participate in, as a party if it so elects, any legal proceedings or actions affecting the Premises initiated in connection with any Environmental Law and have its reasonable attorneys' fees in connection therewith paid by Tenant. In addition, Tenant shall not take any remedial action in response to the presence of any Hazardous Materials in, under, or about the Premises (except in the case where loss of life or substantial property or environmental damage is imminent or immediate action is required by any governmental entity, in which event Tenant shall take immediate remedial action), nor enter into any settlement agreement, consent decree or other compromise in respect to any claims relating to any Hazardous Materials in any way connected with the Premises, without first notifying Landlord of Tenant's intention to do so and affording Landlord ample opportunity to appear, intervene or otherwise appropriately assert and protect Landlord's interest with respect thereto.

         1.6 Tenant's Indemnity. Tenant shall protect, defend (with counsel satisfactory to Landlord), indemnify and hold harmless Landlord, its directors, officers, employees, agents, successors and assigns (the "Indemnified Parties") from and against any and all claims, fines, judgments, penalties, losses, damages, costs, expenses or liability (including reasonable attorneys' fees, reasonable consultants' fees and costs) (collectively or individually, the "Claims") directly or indirectly arising out of or attributable to the use, generation, manufacture, production, storage, release, threatened release, discharge, disposal, transportation to or from, or presence of any Hazardous Material on, in, under or about the Premises (collectively, a "Release"), regardless of whether such Claims are caused or contributed to by the gross negligence, active or passive, of an Indemnified Party, and so long as such Claims arose during the Term of this Lease or can be attributed to Tenant's occupancy or use of the Premises including, without limitation: (a) all foreseeable consequential damages, including, without limitation, loss of rental income and diminution in property value; and (b) the costs of any investigation, monitoring, removal, restoration, abatement, repair, cleanup, detoxification or other ameliorative work of any kind or nature (collectively "Remedial Work") and the preparation and implementation of any closure, remedial or other required plans. For purposes of this Section 1.7, any acts or omissions of Tenant or Tenant's Agents (whether or not they are negligent, intentional, willful or unlawful) shall be strictly attributable to Tenant. Tenant's obligations under this Section 1.6 shall survive the expiration or earlier termination of this Lease.

                  In no event shall Landlord be responsible to Tenant for the presence of Hazardous Materials in, on or about the Premises to the extent caused or contributed to by any third party who is not an Indemnified Party.

         1.7 Remedial Work. Upon any Release that does not comply with Environmental Laws, Tenant shall, subject to Section 1.6, promptly notify Landlord of such Release and shall, at its sole expense and immediately after demand by Landlord, commence to perform and thereafter diligently prosecute to completion such Remedial Work as is necessary to restore the Premises or any other property affected by such Release to a condition that complies with all Environmental Laws and the other provisions of this Lease. All such Remedial Work shall be performed: (a) in conformance with the requirements of all applicable Environmental Laws; (b) by one or more contractors, approved in advance in writing by Landlord; and (c) under the supervision of a consulting engineer approved in advance in writing by Landlord (the "Consulting Engineer"). All costs and expenses of such Remedial Work shall be paid by Tenant, including, without limitation, the reasonable charges of such Consulting Engineer and Landlord's reasonable attorneys' fees, incurred in connection with the monitoring or review of such Remedial Work. In the event Tenant shall fail to timely commence, or cause to be commenced, or fail to diligently prosecute to completion, such Remedial Work, Landlord may, but shall not be required to, cause such Remedial Work to be performed and all costs and expenses thereof, or incurred in connection therewith, shall become immediately due and payable.

                  Tenant's obligations under this Section 1.7 shall survive the expiration or sooner termination of this Lease.

         1.8 Definitions. For purposes of this Exhibit "C", the following definitions shall apply:

                  1.8.1 Hazardous Material. The term "Hazardous Material(s)" shall include without limitation:

                           (a) Those substances included within the definitions of "hazardous substances," "hazardous materials," "toxic substances," or "solid waste" under CERCLA (as defined below), RCRA (as defined below), and the Hazardous Materials Transportation Act, 49 U.S.C. sections 1801 et seq., and in the regulations promulgated pursuant to said laws;

                           (b) Those substances listed in the United States Department of Transportation Table (49 CFR
                                    172.101 and amendments thereto) or
                                    designated by the Environmental Protection
                                    Agency (or any successor agency) as
                                    hazardous substances (see, e.g., 40 CFR Part
                                    302 and amendments thereto);

                           (c) Such other substances, materials and wastes which are or become regulated under applicable local, state or federal law, or the United States government, or which are or become classified as hazardous or toxic under federal, state, or local laws or regulations; and

                           (d)      Any material, waste or substance which is
                                    (i) petroleum, (ii) asbestos, (iii)
                                    polychlorinated biphenyls, (iv) designated as a "hazardous substance" pursuant to section 311 of the Clean Water Act of 1977,
                                    33 U.S.C. sections 1251 et seq. (33 U.S.C.
                                    section 1321) or listed pursuant to section
                                    307 of the Clean Water Act of 1977 (33
                                    U.S.C. section 1317), (v) flammable
                                    explosives, or (vi) radioactive materials.

                  1.8.2 Environmental Laws. "Environmental Laws" shall mean any federal, state or local law, statute, ordinance, or regulation now in effect or hereafter enacted pertaining to health, industrial hygiene, or the environmental conditions on, under or about the Premises, including without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 ("CERCLA") as amended, 42 U.S.C. section 9601 et seq., and the Resource Conservation and Recovery Act of 1976 ("RCRA") as amended, 42 U.S.C. sections 6901 et seq.

2.       DECONTAMINATION PROCESS; SURRENDER

         In addition to Tenant's obligations pursuant to Section 10 of the Lease, Tenant shall, on the expiration or sooner termination of this Lease, surrender the Premises to Landlord, in the condition existing at the commencement of the Lease. Tenant acknowledges that Landlord has conducted a decontamination process on the Premises immediately prior to the Commencement Date, pursuant to state and local laws and regulations. After Landlord has completed the decontamination process, Landlord will provide Tenant with copies of all significant correspondence between Landlord and the State of Colorado regarding the process, including without limitation all test data submitted by Landlord to the State. Tenant shall perform a similar decontamination process on the Premises prior to the expiration or termination of this Lease, pursuant to state and local laws and regulations. If Tenant fails to surrender the Premises in accordance with this Section 2, the provisions of Section 1.6 of this Exhibit C shall apply, and Landlord shall have the right, but not the obligation, to appoint a consultant, at Tenant's reasonable expense, to conduct an investigation to determine whether any Hazardous Materials are located in or about the Premises, and to determine the corrective measures required to remove such Hazardous Materials. Tenant, at its expense, shall comply with all recommendations of such consultant. A failure by Landlord to appoint such a consultant shall in no way relieve Tenant of any of Tenant's obligations set forth in this Lease relating to Hazardous Materials, nor constitute a waiver of Landlord's rights under this Lease. Tenant's obligations under this Section 2 shall survive the expiration or earlier termination of this Lease.

3.       LESSOR'S USE OF CONSULTANTS

         All costs and expenses incurred by Landlord in retaining a consultant for any purpose in accordance with this Exhibit C shall become due and payable by Tenant, as Additional Rent, within 30 days after presentation by Landlord of an invoice therefor.

4.       EFFECT OF EXHIBIT C

         In the event of a conflict between the terms of this Exhibit C and the terms of the Lease, the terms of this Exhibit C shall control.

                                  ATTACHMENT 1
                         (ATTACHED TO AND MADE A PART OF
                    EXHIBIT C TO LEASE BETWEEN AMGEN INC. AND
                              ARRAY BIOPHARMA INC.)

                                      PLANS

                                    EXHIBIT D
                                TO LEASE BETWEEN
                                   AMGEN INC.
                                       AND
                              ARRAY BIOPHARMA INC.

                    NON-DISTURBANCE AND ATTORNMENT AGREEMENT

         THIS NON-DISTURBANCE AND ATTORNMENT AGREEMENT (this "Agreement"), dated_________, 199__, is between ______________________________, a
________________________ ("Purchaser"), whose address is
__________________________ ____________________ and Array BioPharma Inc., a
Delaware corporation ("Tenant"), whose address is 1885 33rd Street, Building AC-1, Boulder, Colorado 80301-2505.

                                    RECITALS

         A. Tenant and Amgen Inc., a Delaware corporation ("Landlord") entered into a certain Lease dated July ____, 1998 (the "Lease") pursuant to which Tenant leases the premises known as 1885 33rd Street, Building AC-1, as more particularly described in the Lease ("the Premises").

         B. Section 27(j) of the Lease provides that Landlord shall cause any purchaser of the Premises to enter into a non-disturbance and attornment agreement with Tenant to provide Tenant certain assurances during the pendency of the Lease.

         C. Purchaser has offered to and is in the process of purchasing the Premises from Landlord.

         D. Tenant and Purchaser now desire to enter into such agreement under the terms and conditions stated below.

                                    AGREEMENT

         NOW THEREFORE, in consideration of the mutual covenants, conditions, and agreements hereinabove referred to and hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which the parties hereby acknowledge, Tenant and Purchaser hereby agree as follows:

1. If and when Purchaser obtains fee title to the Premises, and on condition that Tenant is not in default under the terms of the Lease:

                           (i) the Lease shall remain in full force and effect;

                           (ii) Tenant's rights and privileges under the Lease and use, possession and enjoyment of the Premises shall not be disturbed, interfered with, or terminated by reason of such purchase of the Premises;

                           (iii) upon notice that Purchaser has purchased the Premises, Tenant agrees to attorn to Purchaser and Purchasers agrees to accept Tenant's attornment as if Purchaser were the landlord under the Lease; and

                           (iv) Tenant and Purchaser agree to perform all their respective duties and obligations under the Lease for the duration of the Lease Term.

2. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and shall be construed under and governed by the laws of the State of Colorado.

3. This Agreement may not be changed, altered, or modified except in writing signed by both parties hereto.

                  This Agreement has been executed by the parties as of the date first written above.

                                       TENANT:

                                           Array BioPharma Inc.,
                                           a Delaware corporation

                                           By:
                                                   -----------------------------
                                           Title:
                                                   -----------------------------

                                           PURCHASER:



                                           By:
                                                   -----------------------------
                                           Title:
                                                   -----------------------------



                                       D-2